                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): June 4, 1999



                               STRYKER CORPORATION
               (Exact name of registrant as specified in charter)




           MICHIGAN                    0-9165                     38-1239739
(State or other jurisdiction        (Commission                 (IRS employer
    of incorporation)               file number)             identification no.)


P.O. Box 4085, Kalamazoo, Michigan                                49003-4085
(Address of principal executive offices)                          (Zip Code)


(616) 385-2600
(Registrant's telephone number, including area code)

         ITEM 5.           OTHER EVENTS

                           On June 4, 1999, Stryker Corporation (the "Company") issued a press release with respect to the amendment of its $1.65 billion credit facility. Such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


         ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                           (c)               Exhibits

         Exhibit Number             Description
         --------------             -----------

                  10.1 Form of Amended and Restated Credit and Guaranty Agreement, dated as of June 4, 1999, among the Company, certain subsidiaries of the Company, as guarantors, the Lenders named therein and certain other parties.

                  99.1 Press Release issued by Stryker Corporation on June 4, 1999.




                                   SIGNATURES



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June __, 1999

                                               STRYKER CORPORATION



                                               By: /s/ David J. Simpson
                                                  ------------------------------
                                                   David J. Simpson
                                                   Vice President, Chief
                                                   Financial Officer and
                                                   Secretary

                                      - 2 -